                                        EXHIBIT A

                                   SERIES OF THE TRUST

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SERIES                                                                  EFFECTIVE DATE
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
First Trust Preferred Securities and Income ETF                        February 1, 2013
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First Trust Managed Municipal ETF                                        April 3, 2014
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First Trust Long/Short Equity ETF                                       August 26, 2014
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First Trust Emerging Markets Local Currency Bond ETF                   October 20, 2014
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First Trust RiverFront Dynamic Europe ETF                              February 2, 2016
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First Trust RiverFront Dynamic Asia Pacific ETF                        February 2, 2016
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First Trust RiverFront Dynamic Emerging Markets ETF                    February 2, 2016
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First Trust RiverFront Dynamic Developed International ETF             February 2, 2016
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First Trust Horizon Managed Volatility Domestic ETF                     August 22, 2016
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First Trust Horizon Managed Volatility Developed International ETF      August 22, 2016
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First Trust California Municipal High Income ETF                         June 16, 2017
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First Trust Institutional Preferred Securities and Income ETF           August 14, 2017
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First Trust Municipal High Income ETF                                  October 26, 2017
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First Trust Short Duration Managed Municipal ETF                       November 1, 2018
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First Trust Ultra Short Duration Municipal ETF                         November 1, 2018
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First Trust Merger Arbitrage ETF                                       February 3, 2020
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